Exhibit 99.1

Cornell Companies, Inc. Investor Discussion 2nd Quarter – 2009

Forward-looking Statements and Non-GAAP Measures Statements made during this presentation regarding the company, its expected future earnings, operations, strategic direction, and any other statements that are not historical facts are forward-looking statements within the meaning of applicable securities laws. These statements involve certain risks, uncertainties and assumptions including changes in demand for our services, actions by governmental agencies and other third parties and other factors detailed in our most recent Form 10-K and other filings with the Securities and Exchange Commission, which are available free of charge on the SEC's website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise. A reconciliation of all non-GAAP financial measures used in this presentation, including EBITDA, is attached to this presentation.

CRN Investment Thesis Strong Demand / Supply Dynamics Recession-Resistant Business Model “Beta Story” Enhanced ROI from Adult Secure Expansion Greater Profitability from Increased Utilization “Alpha Story”

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

CRN Overview Full-service provider of corrections, treatment and educational services for adults and juveniles Residential & community- based programs Operates 70 facilities across 15 states Total operating capacity of ~20,892 beds Diverse federal, state and local government clients ~4,400 employees 1H09 Revenue: $205 million Revenue by Segment Company Overview ($ in millions) $36 $116 $53 1H09 Company Operating Income: $49 million Operating Income by Segment (1) $11 $34 $4 Adult Community-Based (ACB) 17% Abraxas Youth & Family Services 26% Adult Secure 57% ACB 22% Abraxas 8% Adult Secure 70% 1. Pie chart represents $49.2 million of operating income in 1H09 before $13.8 million of G&A expenses, amortization of intangibles and corporate overhead charges.

CRN Overview: Customer Base Nearly 20-year relationship with the BOP in Secure 24-year relationship with BOP in Community Corrections Significant presence with GA, CA, MS and AZ DOCs In Abraxas, 70%+ revenue from customers over 15+ years Customer retention / contract renewal rate for controlled assets of 95+% Most customers single-A or better credit rating Revenue by Customer (1) Long-standing relationships allow for stable pipeline of revenues Note: BOP - Federal Bureau of Prisons; DOC - Department of Corrections; USMS - US Marshals Service. 1. For six months ended 6/30/09. Figures in parentheses indicate total number of customers within the respective categories. State non-DOCs (15) 15% BOP -Secure 28% State DOCs (7) 25% Cities 3% Counties (125+) 15% USMS 3% School Districts 3% Other 2% BOP - ACB 6%

Facilities No. Service Capacity Secure 10 13,541 Abraxas 29 3,391 ACB 31 3,960 Total 70 20,892 CRN Overview: National Footprint Cornell serves adults and juveniles with a nationwide reach in residential and community-based programs Note: Facilities as of 6/30/09. Note: Shading represents states with customer relationships. 70 facilities across 15 states Alaska 6 California 15 Colorado 2 Delaware 1 Georgia 1 Illinois 6 Kansas 1 Mississippi 1 Nevada 1 New Mexico 1 Ohio 2 Oklahoma 1 Pennsylvania 20 Texas 10 Utah 1 Washington D.C. 1

Secure ACB Abraxas Highlights (1) Growth Theme Founded 1984 13,541 beds in 10 facilities 89.6% contract utilization 29.8% op. margin #3 in consolidated industry (2) Founded 1973 3,391 beds in 29 facilities 86.8% contract utilization 7.4% op. margin #1 in fragmented industry Add capacity via expansions Selective “Greenfields” with adequate ROI Increase utilization of existing capacity Migrate product mix to higher value-added services Increase utilization of existing zoning Target beds to higher-value customers CRN Overview: Business Segments Three distinct businesses serving adults and juveniles 1. Capacity figures, operating margin and utilization based on six months ended 6/30/09. 2. Based on number of owned beds as of 6/30/09. 3. Pie charts represent 1H09 operating income by segment; excludes $13.8 million of G&A expenses, amortization of intangibles and corporate overhead charges. 1H09 Op. Income ($mm) (3) Founded 1974 3,960 beds in 31 facilities 107.4% contract utilization 29.9% op. margin #1 in fragmented industry 70% 22% $34mm $11mm 8% $4 mm

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

Supply And Demand Imbalance Demand “2x” Supply “1x” Overcrowded Prisons Correctional systems operate at or in excess of capacity (e.g., Federal BOP at 137%) (1) Estimated 167,000 new beds needed to reduce state DOC occupancy to 100% (2) 2-year demand outlook an additional ~67,000 beds (3): Federal BOP: 8,600 beds USMS/ICE: 30,000 beds States: 28,000 beds Limited Prison Construction Budget constraints limit government funds necessary for new construction or operating expenses for additional staffing. California $7.4 billion request for 34,000 beds not funded; 20,000 early release not done. 2-year supply outlook reveals shortfall with only ~30,000 beds coming online (3): BOP: 2,000 beds States: 4,500 beds Privates: 23,700 beds Demand should outpace supply for next 5+ years 1. BOP Director, Harley Lappin’s 7/21/2009 testimony to House Committee of Appropriations Subcommittee on the Criminal Justice System. 2. Macquarie equity research, 5/20/2008. 3. Bank of America equity research, 7/1/2008.

Insulation From Economic Cycles Growth rate of inmates & detainees not dependent on macroeconomic cycle Lower operating costs increases value proposition of private providers Recessionary environment reduces wage pressure on private providers Private providers able to add beds faster than government capital projects Total Inmates in U.S. Custody (Millions of Inmates & Detainees) CAGR: 4.0% Correctional industry combines growth with downside protection ~40,000 beds per year Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prison Inmates at Midyear 2007 and historical reports. 3.0 2.5 2.0 1.5 1.0 0.5 0.0 1.22 1.29 1.36 1.47 1.59 1.65 1.74 1.82 1.89 1.94 1.96 2.02 2.08 2.14 2.19 2.26 2.30 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Increasing Penetration of Private Operators Private providers have grown share of the federal market to 15.9% from 2.8% Private Share of Federal Prisoners (Thousands of Inmates) 2007 Private Share of Total U.S. Prisons Total Market Size: ~$68 billion 12.4% 12.6% 13.7% 14.4% 15.9% 12.3% 10.7% 2.8% Private providers have increased market share from a low base . . . ample room for further penetration Housed in Private Facilities 7.9% Housed in Public Facilities 92.1% Private providers represent only 7.9% of the ~$68 billion corrections market(1) Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prisoners in 2007 and historical reports. 1. Pew Charitable Trust Report “One in 31, The Long Reach of American Corrections,” March 2009. 14.4% 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 2006 2007 Federal Prisoners in Private Facilities Federal Prisoners in Public Facilities

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

“Growth Engine” Secure “Cash Engines” Abraxas & ACB New Cash Capital Markets CRN Growth Strategy Secure represents CRN’s “growth engine”, fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow “Increase Utilization & Yield” “Add New Beds” Internally generated funds could enable expansions: 2009: 500-700 beds 2010: 1,000-1,200 beds

~1,200 beds to start; ~4,000 at “scale” Secure plans to grow by expanding capacity at existing footprint while selectively acquiring new footprint Secure Capacity Expand existing facilities: Higher ROI than “Greenfield” Bolsters margins due to operating leverage Selectively compete for new growth platform where: Minimum initial size with limited contractual risk Assets expandable to “scale” Program experience / customer relationship strong Favorable competitive dynamics Selection not just “price-based” Limit exposure to “managed-only” contracts Select Developments: Hudson Facility (+1,250; 1Q10) Capacity for ~6,500 – 9,600 add’l beds on existing footprint CRN Growth Strategy: Adult Secure (Thousands of Beds) 2Q09 2Q10 2Q1X Facilities Under Development Further Expansion Potential Selective “Greenfields” * Note: Pie chart on top right-hand corner represents 1H09 operating income. x.x 70% $34mm 21.0 6.2 14.8 1.3 13.5 0 4 8 12 16 20 24

Capacity expansion could add substantial EBITDA Secure facilities CRN Growth Strategy: Adult Secure (cont.) Secure can add ~6,500 – 9,600 beds, even without new “Greenfields” (1) Leased from Municipal Corrections Finance (MCF). (2) Managed under contract with state of Mississippi through local authority. (3) Leased from third parties. (1) (1) (1) (2) (3) (3) (3) 2Q09 3Q09 Expected Contract "Available" YE10 Expansion "Potential" CRN Selected Facilities (State) Capacity Capacity Capacity Opportunity Capacity Control Big Spring (TX) 3,509 - 3,509 300 - 500 4,000 2046 D. Ray James (GA) 2,870 800 2,870 1,000 - 1,500 4,000 2046 Great Plains (OK) 2,048 250 2,048 1,000 - 1,500 3,500 2046 Moshannon Valley (PA) 1,495 - 1,495 1,500 - 2,000 3,500 Owned Walnut Grove (MS) 1,450 250 1,450 500+ 2,000 Managed Hudson (CO) - - 1,250 1,500 - 2,500 4,000 2039 Regional Corr. Center (NM) 970 400 970 - 970 2014 Mesa Verde (CA) 360 125 360 - 360 2010 Leo Chesney (CA) 305 - 305 - 305 2010 High Plains (CO) 272 - 280 400 - 600 800 Owned Baker (CA) 262 75 262 300 - 500 700 Owned Total 13,541 1,900 14,799 6,500 - 9,600 24,135

CRN Growth Strategy: ACB Maximize Current Assets: Fill “last few beds” Shift facilities to customers who value beds more highly Per diems continue to increase above inflation Expand Programs: Maximize footprint up to zoning capacity Acquire adjacent land to owned facilities Acquire Opportunistically: Target zoning / constrained geographies with 75+ beds “Bolt-on” to ACB scale ACB Residential Capacity ACB plans to grow by increasing utilization afforded by zoning and targeting customers who provide more favorable economics (Number of Beds) 2Q09 Utilized Beds Note: Pie chart on top right-hand corner represents 1H09 operating income. * Based on residential service capacity 2010+ Utilized Beds Available Beds* 22% $11mm 3,129 197 2,932 0 900 1,800 2,700 3,600

Under-Utilized Facilities (1) CRN Growth Strategy: Abraxas Abraxas can grow earnings with only limited capex spend Fill four substantially underutilized facilities Focus other programs on high- margin “last few beds” Migrate product mix to more complex residential populations with higher per diems, fewer competitors and budget resiliency Seek opportunistic, “bolt-on” consolidating acquisitions Abraxas Residential Capacity Abraxas plans to grow by increasing utilization and shifting the “mix” to more profitable services Spare capacity has the contribution potential of “a couple” of 1,200-bed owned adult prisons (Number of Beds) 2Q09 Utilized Beds “Last Few Beds” 2010+ Utilized Beds Note: Pie chart on top right-hand corner represents 1H09 operating income. 1. Abraxas Academy, San Antonio, Abraxas 1, Southern Peaks. 8% $4mm 1,664 135 310 1,219 0 500 1,000 1,500 2,000

CRN Growth Strategy: Asset Utilization

Occupancy drives economics . . . leverage in Adult Secure and Abraxas

Capacity Utilization and Profitability



Illustrative
Break-even for:
EBITDA
Net Income
Return on Investment
0%
~65%
~75%
~85%
~95%
100%
>100%
June 2009 YTD Performance (1)
• Contract Capacity Utilization(2):
• Op. Margin:
Abraxas
• 86.8%
• 7.4%
Secure
• 89.6%
• 29.8%
ACB
• 107.4%
• 29.9%
Filling facilities dramatically improves operating margin

1. Utilization ratios and operating income margins for six months ending 6/30/09.
2. Represents average contract occupancy based on contracted beds in operation; for some facilities, contract capacity substantially less than physical capacity.

Investor Discussion 2Q09

This presentation may not be reproduced without permission of Cornell Companies, Inc.

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“Growth Engine” Secure “Cash Engines” Abraxas & ACB New Cash Capital Markets CRN’s Strategy for Profitable Growth Secure represents CRN’s “growth engine”, fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow Secure: “Growth Engine” over next 5+ years Exercise “options” to expand facilities at optimal time Select growth projects based on assessment of ROI Deploy ~90% of total capex into expansions and a few “Greenfield” projects, funded by internally generated cash and new capital raises Increase margins via expansion project scale leverage Abraxas & ACB: “Cash Engines” Maximize additional pockets of “high cash return” areas with limited investment Significant margin upside: Increasing utilization Shift to higher value-added service mix Leverage leading market position and scale for opportunistic acquisitions in a fragmented sectors

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

($ in millions) Revenues 2008: Significant Growth Year Financial Review EBITDA (1) CAGR: 8.7% 2008 performance demonstrates continued execution of profitable growth strategy 10%(2) 17% 17% 21% 1. For EBITDA reconciliation, see page 27. 2. EBITDA Margin 3. For the six month periods ended 6/30/08 and 6/30/09, respectively. CAGR: 30.0% 7.9% (3) (3) 14% 19.1% (3) (3) 22% 20% 22% Strong operating performance: 2008 Operating Margin increased approximately 340 bps to 27.4% Expanded Great Plains facility by 1,100 beds; activated/ramped during 4Q 2008 Expanded DRJ facility 300 beds (activated/ramped 1Q 2008). Construction of second expansion of 700+ beds completed 2Q 2009 $28 $43 $61 $61 $80 $87 $38 $45 $0 $20 $40 $60 $80 $100 2004 2005 2006 2007 2008 LTM 6/30/09 1H'08 1H'09 $277 $311 $361 $361 $387 $402 $190 $205 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 LTM 6/30/09 1H'08 1H'09

ROCE (1) Earnings per Share Financial Review (cont.) 1. Return on Capital Employed (ROCE) = operating income / (average assets – average current liabilities). 2. Annualized. 3. For the six month periods ended 6/30/08 and 6/30/09, respectively. (2),(3) (2),(3) (3) (3) 3.4% 6.2% 10.0% 9.5% 11.9% 11.6% 12.5% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 2004 2005 2006 2007 2008 1H'08 1H'09 ($0.56) $0.02 $0.84 $0.82 $1.51 $0.67 $0.84 ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 2004 2005 2006 2007 2008 1H'08 1H'09

CRN executing on platform to deliver solid earnings growth for 2009 Financial Review: Continued Growth Earnings Drivers 2010 Earnings Momentum Strong market demand Long term contracts and customer relationships Operations stability & leadership execution Secure capacity additions: D. Ray James: 2nd expansion of 700+ beds; total capacity 2,870 beds Hudson, CO: 1,250 beds (in 1Q10); zoning for 4,400 Continued ramp of Abraxas’ underutilized facilities and increased utilization of RCC Fill ACB “last few beds” Focus on operations efficiency 2009 Quarterly EPS Guidance 2009 Full-Year EPS Guidance $0.34 $0.30 $0.36 $0.46 $0.42 $0.48 $0.46 $0.42 $0.46 $0.42 Guidance Range Actual Results $1.78 $1.68 $1.72 $1.64 $1.70 $1.62 $1.70 $1.76 (1) 1. Earnings revision represents adoption of alternate case due to Georgia DOC’s decision not to use the D. Ray James expansion. $0.25 $0.30 $0.35 $0.40 $0.45 $0.50 1Q09 2Q09 3Q09 4Q09 $1.55 $1.60 $1.65 $1.70 $1.75 $1.80 $1.85 FY09 Initial Guidance 3/5/09 FY09 1st Revision 5/7/09 FY09 2nd Revision 5/20/09 FY09 3rd Revision 8/6/09

Financial Review: Capital Structure 1. As of 6/30/09, $73.0 million was outstanding under the Amended Credit Facility and $15.4 million was utilized for letters of credit 2. MCF Bond Fund Payment Account accumulates monthly lease payments that MCF receives from Cornell and then makes the semi-annual interest payments and annual bond principal payments. This account is pledged as collateral for the payment of the MCF Bonds. 3. MCF Debt Service Reserve Fund established to: a) make payments on MCF’s outstanding bonds should Cornell (as lessee) fail to make scheduled rental payments to MCF, or b) to the extent payments were not made under a), then to make final debt service principal and interest payments on the then outstanding bonds. This fund is pledged as collateral for the payment of the MCF Bonds. Options Use free cash flow to delever if better risk-adjusted ROI Use third party financing for “Greenfield” sites Raise Debt and/or Equity to fund facility expansions Use free cash flow to buyback/retire stock Raise capital to refinance senior notes (redemption price is 102.688) As of 6/30/09 Debt of Cornell Companies, Inc. Long-term debt: 10¾% Senior Notes due July 2012 $ 111,448 Revolving Line of Credit due December 2011 with an interest rate of LIBOR plus 1.50% to 2.25% or prime plus 0.00% to 0.75% 73,000 Capital Lease obligations 21 Subtotal 184,468 Debt of Special Purpose Entity (MCF): 8.47% Bonds due 2016 134,100 Total consolidated debt 318,569 Total Stockholders’ equity: 243,241 Total capitalization $ 561,810 Cash of Cornell Companies, Inc. Cash & cash equivalents $ 16,620 16,620 Reserve Funds of Special Purpose Entity (MCF) Bond Fund Payment Account 15,881 Debt Service Reserve Fund 24,195 MCF Debt Reserve Funds $ 40,076

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

CORNELL

P&L Overview

Segment Financials (1)

($ in millions)	2004	2005	2006	2007	2008	1H08	1H09
Revenue	**$277.2**	**$310.8**	**$360.9**	**$360.6**	**$386.7**	**$190.0**	**$205.0**
Secure	114.8	128.5	178.8	183.2	209.3	100.2	116.1
ACB	48.6	63.3	66.3	68.1	70.2	35.2	35.5
Abraxas	113.8	119.0	115.8	109.3	107.3	54.7	53.4
Average Residential Revenue Per Diem							
Secure	$48.45	$48.49	$56.12	$54.69	$54.07	$54.46	$54.52
ACB	62.10	62.02	61.71	62.91	68.47	65.88	67.05
Abraxas	164.54	167.68	170.33	174.93	192.15	188.66	195.96
SG&A	**20.3**	**20.4**	**21.7**	**25.5**	**26.0**	**13.8**	**12.4**
% of Sales	*7.3%*	*6.6%*	*6.0%*	*7.1%*	*6.7%*	*7.2%*	*6.1%*
Segment Operating Income	**14.5**	**27.9**	**44.8**	**45.0**	**62.2**	**44.5**	**49.2**
Secure	24.9	26.2	44.8	44.1	63.1	30.9	34.6
ACB	9.2	11.9	12.4	16.5	19.2	9.5	10.6
Abraxas	3.8	13.7	12.6	13.1	8.8	4.1	3.9
Segment Operating Margin	***5.2%***	***9.0%***	***12.4%***	***12.5%***	***16.1%***	***23.4%***	***24.0%***
Secure	*21.7%*	*20.4%*	*25.1%*	*24.1%*	*30.1%*	*30.8%*	*29.8%*
ACB	*18.9%*	*18.8%*	*18.7%*	*24.2%*	*27.4%*	*27.0%*	*29.9%*
Abraxas	*3.3%*	*11.5%*	*10.9%*	*12.0%*	*8.2%*	*7.6%*	*7.4%*
Contract Capacity Utilization	**98.6%**	**96.0%**	**97.5%**	**99.6%**	**92.0%**	**94.3%**	**92.2%**
Secure	98.8%	96.1%	98.2%	100.4%	91.8%	94.0%	89.6%
ACB	103.1%	100.4%	97.7%	101.1%	99.0%	100.9%	107.4%
Abraxas	92.7%	89.2%	93.2%	92.0%	80.6%	83.8%	86.8%
ROCE Total	**3.4%**	**6.2%**	**10.0%**	**9.5%**	**11.9%**	**11.6%**	**12.5%**

1. *Revenue, operating income and operating margin excludes income / loss from discontinued operations.*

Investor Discussion 2Q09

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EBITDA Reconciliation EBITDA Reconciliation ($ in millions) 2005 2006 2007 2008 LTM 1H08 1H09 EBITDA $43.1 $61.1 $61.0 $80.1 $87.4 $37.8 $45.0 Interest Expense 24.1 26.1 26.2 26.9 27.0 12.9 12.9 Interest Income (2.3) (3.1) (2.0) (3.0) (2.3) (1.1) (0.4) Depreciation and Amortization 15.2 16.3 16.0 17.9 19.2 8.4 9.6 Provision for Income Taxes 2.2 9.2 8.9 15.6 17.5 7.6 9.5 Discountinued Operations, net of tax benefit of $1,589, $1,950, and $381 in 2004, 2005 and 2006, respectively 3.6 0.7 Net Income $0.3 $11.9 $11.9 $22.6 $26.0 $10.0 $13.4 Non-Controlling Interest 0.4 1.3 0.9 Income Available to Stockholders $0.3 $11.9 $11.9 $22.2 $24.7 $10.0 $12.5

Adult Secure “RFP’s” Incumbent wins of 90+% “Zoning” dominates Market pricing of high $30’s to $100’s Scale = 30 – 500 beds Staffing ratios of 2:1+ Division Business Models ACB “Wholesale” 20.5% contract capacity growth** Market pricing of mid $40’s to mid $60’s Scale = 1,500 – 3,500 beds Staffing ratios of ~9:1 Quick ramp of 4-6 months for entire facility (~1,500 beds) * Excluding discontinued operations. ** Growth from 2Q08 to 2Q09 “Retail” Market pricing of low $200’s to mid $300’s Scale = 100 – 250 beds Staffing ratios of 5:1 – 8:1 Slow ramp of 1-3 years for entire facility (50 – 200 beds) Abraxas Youth Adult Secure Operating Income $mm $34.6 $24.9 $26.2 $44.1 $44.8 $63.1 $30.9 2004 2005 2006 2007 2008 1H'08 1H'09 Abraxas Operating Income $mm $3.9 $4.1 $8.8 $13.1 $12.6 $13.7 $3.8 2004 2005 2006 2007 2008 1H'08 1H'09 ACB Operating Income $mm $10.6 $9.5 $9.2 $11.9 $16.5 $12.4 $19.2 2004 2005 2006 2007 2008 1H'08 1H'09

Secure Example: “Great Plains” Facility built in 1991 at 480 beds CRN began management 1998, housing 766 inmates for Oklahoma DOC 4Q06, CRN terminates contract with prior customer; last inmate leaves 2Q07 2Q07, awarded Arizona DOC take-or-pay contract; first inmate arrives 3Q07 and ramp to 916 capacity 4Q07 3Q08, expansion to 2,048 beds complete; ramped during 4Q08 - represents additional ~$40mm in annual revenue Facility master plan could expand to ~4,000 beds Great Plains Correctional Facility Expand Capacity (Beds) 480 766 916 4000 +/- 2048 1991 2006 2007 2008 20XX

Abraxas Example: “Leadership Development Program” Stable operations for over 15 years Staff-secure 120 bed residential program Adjudicated delinquent and dependent 13-18 year old males and females Primarily first and second time offenders 8:1 client to direct care staff ratio Year-round, licensed, private onsite school Multi-disciplinary, professional treatment staff Medical, psychological, psychiatric and dental services Addressing market opportunities shifted program mix and increased per diems

ACB Example: “Taylor Street” Taylor Street Center: Mixed population (FBOP & CDCR) in downtown San Francisco Converted SRO Hotel 1984, started operations as halfway house (46 beds) 1989, CRN began operating (60 beds) 2009, operates at 191 beds; expansion potential to 200+ beds Real estate analysis for “higher, better use” of assets Prime location to serve needs of both BOP & CDCR customers Provides temporary housing, monitoring and transitional services for adult male and female offenders and pre-trial detainees

MCF Cash Rental and Paydown Schedules ($mm) MCF Debt Paydown Schedule Note: This is maximum rental; CRN has option to decline renewal at any facility if rent is above then market prices. 1. For additional detail on MCF Bond Fund Payment Account and Debt Service Reserve Fund, see footnotes 2 and 3 on page 24. MCF Cash Rental Schedule Assumes 8/1 renewal on all leases* Average = $13.8 million $121.7 $108.3 $93.7 $77.9 $60.7 $42.1 $21.9 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0 $20 $40 $60 $80 $100 $120 $140 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39 '40 '41 '42 '43 '44 '45 '46 $25.0 $25.0 $25.0 $25.0 $25.0 $25.0 $15.1 $8.7 $0.2 $0.2 $0.2 $0.2 $4.4 $10.0 $9.6 $9.2 $8.8 $8.4 $8.1 $7.7 $7.3 $6.9 $6.5 $6.1 $5.7 $5.3 $4.9 $4.5 $4.1 $3.8 $3.4 $3.0 $2.6 $2.2 $1.8 $1.4 $1.0 $0.5 $0 $5 $10 $15 $20 $25 $30 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 '31 '32 '33 '34 '35 '36 '37 '38 '39 '40 '41 '42 '43 '44 '45 '46 $18mm current P&L impact of MCF rent MCF Debt Bond Fund Payment Account $ 15.9 Debt Service Reserve Fund 24.2 MCF Debt Reserve Funds $ 40.1 MCF Rental Expense Total Rental Expense (2009 - 2021) $ 178.8 Average Rental Expense (2009 - 2021) 13.8 Total Rental Expense (2022 - 2046) $ 132.8 Average Rental Expense (2022 - 2046) 5.3

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